AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Life Sciences and Healthcare Fund

(formerly, “AlphaCentric LifeSci Healthcare Fund”)

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

AlphaCentric Premium Opportunity Fund

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

CLASS A: GNXAX CLASS C: GNXCX CLASS I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SymaX Class C: SymcX Class I: SymiX

AlphaCentric Real Income Fund

(formerly, “AlphaCentric Strategic Income Fund”)

Class A: SiiaX Class C: SiicX Class I: SiiiX

(each, a “Fund” and, collectively, the “Funds”)

February 27, 2025

The information in this Supplement amends certain information contained in the currently effective Prospectus for each Fund dated on or before the date of this Supplement and should be read in conjunction with such Prospectus.

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The following sentence under the section of the Prospectus entitled “Advisor and Sub-Advisors of the Funds –Advisor” is hereby deleted in its entirety.

“Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds each dated August 1, 2024, as supplemented, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to AlphaCentric Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.